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                                                                    Exhibit 10.1
                                                                    ------------

                                 SWITCHBOARD INCORPORATED

                                 1996 Stock Incentive Plan
                                 -------------------------

Section 1.  Purpose
            -------

     The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Switchboard Incorporated by enhancing its ability to attract and retain key employees, officers, directors, consultants and advisors who are in a position to contribute to the Company's future growth and success.

Section 2.  Definitions
            -----------

     "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan.

     "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

     "Company" means Switchboard Incorporated, a Delaware corporation, and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Section 424(f) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.



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     "Nonstatutory Stock Option" means an option to purchase shares of Common
Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Participant" means a person selected by the Board to receive an Award under the Plan.

     "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

     "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

     "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3.  Administration
            --------------

     The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan


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shall be final and binding on all persons having or claiming any interest in the
Plan or in any Award.

Section 4.  Eligibility
            -----------

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Subject to adjustment pursuant to
Section 5(b) below, the maximum number of shares of Common Stock which may be the subject of Awards made to any one employee under the Plan during any calendar year shall be 250,000 shares of Common Stock. For the purposes of calculating such maximum number, (a) an Award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Award or the issuance of a new Award in substitution for a cancelled Award shall be deemed to constitute the grant of a new additional Award separate from the original grant of the Award that is repriced or cancelled. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5.  Stock Available for Awards
            --------------------------

     (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,500,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options and any adjustments made to Section 4, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares in respect to the maximum number of


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Awards issuable to any one employee, (iii) the number and kind of shares subject to outstanding Awards, and (iv) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards; and (iii) not intended to be Incentive Stock Options or exempt from Section 162(m) of the Code.

Section 6.  Stock Options
            -------------

     (a)  General.
          -------

          (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.
          (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

          (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.


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          (iv)   Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

          (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

          (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

     (b)  Incentive Stock Options.
          -----------------------

          Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

          (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock options. The option exercise period shall not exceed ten years from the date of grant.

          (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(d) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (x) The purchase price per share of the Common Stock subject to such Incentive Stock option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and


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                 (y) The option exercise period shall not exceed five years from the date of grant.

          (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

          (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

                 (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such
                              --------
option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

                 (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                 (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7.  Stock Appreciation Rights
            -------------------------


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     (a)  The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

     (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

          (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

          (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

          (iv) The Stock Appreciation Right will be transferable only with the related Option.


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          (v)    A Stock Appreciation Right granted in tandem with an Incentive
Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

     (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

     (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8.  Performance Shares
            ------------------

     (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9.  Restricted and Unrestricted Stock
            ---------------------------------

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if


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purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10.  General Provisions Applicable to Awards
             ---------------------------------------

     (a)  Applicability of Rule 16b-3.  Those provisions of the Plan which make
          ---------------------------
an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

     (b)  Nontransferability.  Except as otherwise permitted by the Board in the
          ------------------
applicable Award, Awards shall not be assignable or transferable by the Participant to whom they are granted, either voluntarily or by operation of law.


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     (c)  Documentation.  Each Award under the Plan shall be evidenced by an
          -------------
instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (d)  Board Discretion.  Each type of Award may be made alone, in addition
          ----------------
to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

     (e)  Termination of Status.  Subject to the provisions of Section 6(b)(iv),
          ---------------------
the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (f)  Mergers, Etc.  In the event of a consolidation, merger or other
          -------------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all


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such outstanding Options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     (g)  Withholding.  The Participant shall pay to the Company, or make
          -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (h)  Foreign Nationals.  Awards may be made to Participants who are foreign
          -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (i)  Amendment of Award.  The Board may amend, modify or terminate any
          ------------------
outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j)  Cancellation and New Grant of Options.  The Board of Directors shall
          -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (k)  Conditions on Delivery of Stock.  The Company will not be obligated to
          -------------------------------
deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's


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counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11.  Miscellaneous
             -------------

     (a)  No Right To Employment or Other Status.  No person shall have any
          --------------------------------------
claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b)  No Rights As Stockholder.  Subject to the provisions of the applicable
          ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c)  Exclusion from Benefit Computations.  No amounts payable upon exercise
          -----------------------------------
of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d)  Effective Date and Term.
          ------------------------

          (i) Effective Date.  The Plan shall become effective when adopted by
              --------------
the Board of Directors, but no Award granted under the Plan shall become exercisable or effective unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, each Award previously granted under the Plan shall be deemed to be cancelled and no Awards shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Award granted after the date of such amendment shall become exercisable or vested (to the extent that such amendment to the Plan was required to enable the Company to grant such Award to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Award granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Award to a particular optionee. Subject to the limitations set forth in this
Section 11(d), Awards may be made under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

          (ii) Termination.  The Plan shall terminate upon the earlier of (i)
               -----------
the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Awards under the Plan. Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

     (e)  Amendment of Plan.  The Board may amend, suspend or terminate the Plan
          -----------------
or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

     (f)  Governing Law.  The provisions of the Plan shall be governed by and
          -------------
interpreted in accordance with the laws of the State of Delaware.

                                    Adopted by the Board of
                                    Directors, and approved by the
                                    stockholders, on October 11,
                                    1996



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

                            SWITCHBOARD INCORPORATED

                                    AMENDMENT

                                       TO

                            1996 STOCK INCENTIVE PLAN


     Section 5(a) of the 1996 Stock Incentive Plan (the "Plan") of Switchboard Incorporated, a Delaware corporation, is hereby amended to increase from 1,500,000 to 3,000,000 the number of shares of Common Stock, $0.01 par value per share, authorized for issuance under the Plan.

     Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

                            SWITCHBOARD INCORPORATED

                                    AMENDMENT

                                       TO

                            1996 STOCK INCENTIVE PLAN


     Section 4 of the 1996 Stock Incentive Plan, as amended (the "Plan"), of Switchboard Incorporated, a Delaware corporation, is hereby amended to increase from 250,000 to 1,000,000 the number of shares with respect to which Awards may be granted to any Participant under the Plan during any calendar year.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

     Except to the extent amended hereby, the Plan is in all respects hereby ratified and confirmed and shall continue in full force and effect.

                            SWITCHBOARD INCORPORATED

                        INCENTIVE STOCK OPTION AGREEMENT


     1.  Grant of Option.  Switchboard Incorporated, a Delaware corporation (the
         ---------------
"Company"), hereby grants to [NAME] (the "Optionee"), an option, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), to purchase an aggregate of [NO.] shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), at a price of $[PRICE] per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is [DATE]. Except where the context otherwise requires,
                         ----
the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.  Incentive Stock Option.  This option is intended to qualify as an
         ----------------------
incentive stock option ("Incentive Stock Option") within the meaning of Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.
         -------------------------------------------------

     (a) Vesting Schedule.  Except as otherwise provided in this Agreement, this
         ----------------
option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.


            PERCENTAGE OF SHARES AS TO
            EXERCISE PERIOD                       WHICH OPTION IS EXERCISABLE
            ---------------                       ---------------------------

            Prior to 24 months after                          -0-
            the date of grant.

            From and after 24 months                         -25%-
            after the date of grant but
            prior to 36 months after
            the date of grant.

            From and after 36 months                         -50%-
            after the date of grant but
            prior to 48 months after the
            date of grant.

            From and after 48 months                        -100%-
            after the date of grant

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

         (b) Exercise Procedure.  Subject to the conditions set forth in this
             ------------------
Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         (c) Continuous Employment Required.  This option may not be exercised
             ------------------------------
unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

         (d) Termination of Employment.  If the Optionee ceases to be employed
             -------------------------
by the Company for any reason (including without limitation death, disability, or voluntary or involuntary termination), then the right to exercise this option shall terminate immediately upon such cessation.

     4.  Payment of Purchase Price.
         -------------------------

         (a) Method of Payment.  Payment of the purchase price for shares
             -----------------
purchased upon exercise of this option shall be made by delivery of cash or a check in an amount equal to the exercise price of such option or, with the prior consent of the Company (which may be withheld in its sole discretion), by (A) delivery of shares of Common Stock owned by the Optionee for at least six months, valued at their fair market value, as determined in (b) below, (B) delivery of a promissory note of the Optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

         (b) Valuation of Shares or Other Non-Cash Consideration Tendered in
             ---------------------------------------------------------------
Payment of Purchase Price.  For the purposes hereof, the fair market value of
-------------------------
any share of the Company's Common Stock or other non-cash consideration which may be delivered to the

Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

         (c) Delivery of Shares Tendered in Payment of Purchase Price.  If the
             --------------------------------------------------------
Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

         (d) Restrictions on Use of Option Stock.  Notwithstanding the
             -----------------------------------
foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within six (6) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

     5.   Delivery of Shares; Compliance With Securities Laws, Etc.
          --------------------------------------------------------

          (a) General.  The Company shall, upon payment of the option price for
              -------
the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Compliance With Securities Laws, Etc.  The Company will not be
              ------------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (i) until all conditions of the option have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

     6.   Nontransferability of Option.  This option is personal and no rights
          ----------------------------
granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.   Proxy.  The Optionee hereby appoints Banyan Systems Incorporated, a
          -----
Massachusetts corporation, and/or its designee(s) ("Banyan"), as the Optionee's attorney-in-fact and proxy, with full power of substitution, for and in the Optionee's name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent) and upon such matters as Banyan Systems Incorporated or its designee(s), proxy or substitute(s) shall, in its or their sole discretion, deem proper with respect to any and all of the shares issued upon any exercise of this option or issued in respect to such shares as a stock dividend, stock split or otherwise (collectively, for purposes of Sections 7, 8 and 9 hereof, the "Shares"). The proxy granted hereby shall be irrevocable and may be exercised at any meeting or in respect of any written consent of stockholders. This proxy is coupled with an interest sufficient in law to support such proxy. This proxy shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the stock. In addition to any other applicable limitations pursuant to the terms of this option, the Optionee agrees not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the Shares, or impair such Shares, in each case unless, and as a condition precedent thereto, the transferee of such Shares executes and delivers to Banyan an agreement to be bound by the terms of this Section 7. Any purported transfer in violation of this Section 7 shall be null and void and shall not be recognized by the Company or reflected on the stock records of the Company. The Optionee shall cause the Company to require any certificates representing any and all Shares issued upon any exercise of this option to bear a legend referencing the restrictions on transfer set for in this Section 7, which legend shall be subject to the approval of Banyan. Notwithstanding anything to the contrary in the foregoing, the provisions of, including, without limitation, the proxy appointed by, this Section 7 shall terminate upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

     8.   Repurchase of Shares Upon Termination of Employment.  The following
          ---------------------------------------------------
repurchase provisions shall apply to any and all Shares;

          (a) Repurchase Rights.  If the Optionee for any reason whatsoever
              -----------------
(including without limitation death, disability, or voluntary or involuntary termination) ceases to be employed by the Company prior to the date specified in
Section 8(d) below for the expiration of these restrictions, then during the 90-day period following such termination the Company may elect, by written notice delivered to the Optionee, to repurchase all or any portion of the Shares, at a price per share equal to the fair market value of such Shares as of the close of business on the date of termination of the Optionee's employment. Such fair market value shall be determined by mutual agreement of the Company and the Optionee. Failing such agreement between the Optionee and the Company within 30 days of the date of the Company's notice electing to repurchase such Shares, the fair market value of such Shares shall be determined by three appraisers, one designated within five days after the termination of said 30-day period by the Optionee or his or her legal representatives (which appraiser shall not be the Optionee or his or her legal representative), one within said period of five days by the Company (which appraiser shall not be an officer, director or employee of the Company) and the third within five days after said appointment last occurring by the two appraisers so chosen. Successor appraisers, if any shall be required, shall be appointed, within a reasonable time, as nearly as may be in the manner provided as to the related original appointment. No appointment shall be deemed as having been accomplished unless such appraiser shall have accepted in writing his appointment as such within the time limited for his appointment. Notice of each appointment of an appraiser shall be given promptly to the other parties in interest. Any expenses relating to the appointment and service of an appraiser shall be paid by the party appointing such appraiser or, in the case of the appraiser appointed by the appraisers chosen by the Company and the Optionee, shall be paid by the Company. Said appraisers shall proceed promptly to determine the fair market value of said Share or Shares by agreement of any two of the appraisers, which shall be conclusive upon all parties in interest in such Shares. Promptly following such determination, the appraisers shall mail or deliver such notice of such determination to the Optionee and the Company.

          (b) Repurchase Procedure.  Upon notice from the Company of exercise of
              --------------------
its rights under this Section 8 and determination of the purchase price for the Shares so repurchased, the Optionee shall transfer the Shares or appropriate part thereof to the Company against payment by the Company of the purchase price therefor. If upon the expiration of the 90-day period following the Optionee's termination of employment the Company shall have failed to elect to repurchase all of the Shares, the repurchase rights with respect to the Shares not so elected to be repurchased imposed by this Section 8 shall terminate, and the Optionee or his or her legal representatives may thereafter transfer such Shares. The Optionee or his or her legal representatives may in no event transfer any Shares prior thereto, other than to the Company.

          (c) Failure of Optionee to Comply.  If the Optionee fails to comply
              -----------------------------
with any of the provisions of this Section 8, the Company, at its option and in addition to its other remedies, may suspend the rights of the Optionee to vote and to receive dividends on the Shares, or may refuse to register on its books any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 8 are complied with to the satisfaction of the Company.

          (d) Expiration.  The restriction contained in this Section 8 shall
              ----------
expire upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act (such expiration date shall be referred to herein as the "Expiration Date").

          (e) Safekeeping.  The Optionee acknowledges that the Company may, in
              -----------
its discretion, retain for safekeeping stock certificates representing all Shares purchased hereunder by the Optionee. The Optionee further acknowledges that the Company may, to insure that the Optionee complies with the restriction of this Section 8, continue to retain such stock certificates until the earlier of the Expiration Date or the date of expiration of these repurchase rights under Section 8(b) above. At the time of any exercise of this option, in whole or in part, the Optionee shall execute such further agreement as the Company may require to implement the foregoing.

     9.   Right of First Refusal.
          ----------------------

          (a) General.  The Optionee shall not sell, assign, pledge, or in any
              -------
manner transfer any of the Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements of the provisions of this Section 9.

          (b) Restrictions on Transfer.  If at any time or from time to time the
              ------------------------
Optionee intends to sell or transfer any Shares to a third party, the Optionee shall provide notice thereof to the Company prior to such transfer (which in the case of a sale shall include a bona fide purchase agreement with a viable purchaser). The Company shall have an option for 30 days following the date of receipt of the Optionee's notice to purchase such Shares on the terms upon which the Shares were to be purchased by or transferred to the third party by the Optionee. If the Company does not exercise its right of first refusal under this Section 9(b) with respect to such proposed sale or transfer within such 30-day period, the Optionee shall be free to sell or transfer such Shares to the third party identified in the Optionee's notice for a period of 45 days after the expiration of the 30-day period following the date of receipt of the Optionee's notice. Such sale or transfer must be on terms no more favorable to the recipient than those set forth in the Optionee's notice. In no event may Shares be sold or transferred to any then-current competitor of the Company.
Any transfer or sale of Shares by the Optionee will be conditional upon the recipient acknowledging in writing the option set forth in this Section 9(b) and the other restrictions to which the Shares are subject.

          (c) Failure of Optionee to Comply.  If the Optionee's notice in
              -----------------------------
respect of any Shares is not received by the Company as provided in Section 9(b) above, or if the Optionee fails to comply with the provisions of Section 9(b) above in respect of any such Shares in any other regard, the Company, at its option and in addition to its other remedies, may suspend the rights to vote or to receive dividends on said Shares, or may refuse to register on its books any transfer or change in ownership of said Shares or in the right to vote thereon, until the provisions of Section 9(b) are complied with to the satisfaction of the Company; and if the required Optionee's notice is not received by the Company after written demand by the Company, the Company may also independently proceed as though a proper Optionee's notice has been received at the expiration of ten days after mailing such demand, and, if the Company exercises its rights under Section 9(b) with respect to said Shares or any of them, the Shares specified shall be transferred accordingly.

          (d) Expiration.  The Company's right of first refusal contained in
              ----------
this Section 9 with respect to any sale or transfer of Shares shall expire upon the Expiration Date.

     10.  No Special Employment Rights.  Nothing contained in the Plan or this
          ----------------------------
option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this option may be exercised.

     11.  Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     12.  Adjustment Provisions.
          ---------------------

          (a) General.  In the event of a consolidation, merger or other
              -------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to this option: (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to the Optionee, provide that if unexercised, this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and
(iv) provide that all or any outstanding options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

          (b) Board Authority to Make Adjustments.  Any adjustments under this
              -----------------------------------
Section 12 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     13.  Withholding Taxes.  The Company's obligation to deliver shares upon
          -----------------
the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements. The Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of options under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the option creating the tax obligation, valued at their fair market value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionees.

     14.  Limitations on Disposition of Incentive Stock Option Shares.  It is
          -----------------------------------------------------------
understood and intended that this option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

     15.  Investment Representations; Legends.
          -----------------------------------

          (a) Representations.  The Optionee represents, warrants and covenants
              ---------------
that:

          (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act or any rule or regulation under the Securities Act.

          (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

          (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

          (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and
     (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

          (v) The Optionee agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of 180 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 15.

          (b) Legends on Stock Certificates.  All stock certificates
              -----------------------------
representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

     "The shares of stock represented by this certificate are subject to certain restrictions on transfer and repurchase rights contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

To ensure compliance with the terms of this agreement, the Company may issue to its transfer agent appropriate stop transfer instructions with respect to the Shares.

     16.  Miscellaneous.
          -------------

          (a) The Board may amend, modify or terminate any outstanding option, including substituting therefor another option of the same or a different type, changing the date of exercise or realization, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee. The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

          (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.


Date of Grant:                      SWITCHBOARD INCORPORATED

[DATE]
                                    By:
                                        ----------------------------------

                                    Title:
                                           -------------------------------

                                    Address:   115 Flanders Road
                                               Westboro, MA 01581

                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Stock Incentive Plan.

                                    OPTIONEE:
                                              --------------------------------



                                    Address:
                                              --------------------------------

                                              --------------------------------

                            SWITCHBOARD INCORPORATED

                      NON-STATUTORY STOCK OPTION AGREEMENT

     1.  Grant of Option.  Switchboard Incorporated, a Delaware corporation (the
         ---------------
"Company"), hereby grants to [NAME] (the "Optionee") an option, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), to purchase an aggregate of [NO.] shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), at a price of $[PRICE] per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is [DATE]. Except where the context otherwise requires,
                        ------
the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.  Non-Statutory Stock Option.  This option is not intended to qualify as
         --------------------------
an incentive stock option within the meaning of Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.
         -------------------------------------------------

     (a) Vesting Schedule.  Except as otherwise provided in this Agreement, this
         ----------------
option may be exercised prior to the _____ anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.

--------------------------------------------------------------------------------
                                                         Percentage of
                                                       Shares as to which
Exercise Period                                      Option is Exercisable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           [insert vesting schedule]


The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

     (b) Exercise Procedure.  Subject to the conditions set forth in this
         ------------------
Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (c) Continuous Relationship with the Company Required.  This option may not
         -------------------------------------------------
be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee").

     (d) Termination of Employment.  If the Optionee ceases to be employed by
         -------------------------
the Company for any reason (including without limitation death, disability, or voluntary or involuntary termination), then the right to exercise this option shall terminate immediately upon such cessation.

     4.  Payment of Purchase Price.
         -------------------------

     (a) Method of Payment.  Payment of the purchase price for shares purchased
         -----------------
upon exercise of this option shall be made by delivery of cash or a check in an amount equal to the exercise price of such option or, with the prior consent of the Company (which may be withheld in its sole discretion), by (A) delivery of shares of Common Stock owned by the Optionee for at least six months, valued at their fair market value, as determined in (b) below, (B) delivery of a promissory note of the Optionee to the Company on terms determined by the Board,
(C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

     (b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment
         -----------------------------------------------------------------------
of Purchase Price.  For the purposes hereof, the fair market value of any share
-----------------
of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

     (c) Delivery of Shares Tendered in Payment of Purchase Price.  If the
         --------------------------------------------------------
Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

     (d) Restrictions on Use of Option Stock.  Notwithstanding the foregoing, no
         -----------------------------------
shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within six (6) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

     5.   Delivery of Shares; Compliance With Securities Laws, Etc.
          --------------------------------------------------------

          (a) General.  The Company shall, upon payment of the option price for
              -------
the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Compliance With Securities Laws, Etc.  The Company will not be
              ------------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (i) until all conditions of the option have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

     6.   Nontransferability of Option.  This option is personal and no rights
          ----------------------------
granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.   Proxy.  The Optionee hereby appoints Banyan Systems Incorporated, a
          -----
Massachusetts corporation, and/or its designee(s) ("Banyan"), as the Optionee's attorney-in-fact and proxy, with full power of substitution, for and in the Optionee's name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent) and upon such matters as Banyan Systems Incorporated or its designee(s), proxy or substitute(s) shall, in its or their sole discretion, deem proper with respect to any and all of the shares issued upon any exercise of this option or issued in respect to such shares as a stock dividend, stock split or otherwise (collectively, for purposes of Sections 7, 8 and 9 hereof, the "Shares"). The proxy granted hereby shall be irrevocable and may be exercised at any meeting or in respect of any written consent of stockholders. This proxy is coupled with an interest sufficient in law to support such proxy. This proxy shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the stock. In addition to any other applicable limitations pursuant to the terms of this option, the Optionee agrees not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the Shares, or impair such Shares, in each case unless, and as a condition precedent thereto, the transferee of such Shares executes and delivers to Banyan an agreement to be bound by the terms of this
Section 7. Any purported transfer in violation of this Section 7 shall be null and void and shall not be recognized by the Company or reflected on the stock records of the Company. The Optionee shall cause the Company to require any certificates representing any and all Shares issued upon any exercise of this option to bear a legend referencing the restrictions on transfer set for in this
Section 7, which legend shall be subject to the approval of Banyan. Notwithstanding anything to the contrary in the foregoing, the provisions of, including, without limitation, the proxy appointed by, this Section 7 shall terminate upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

     8.   Repurchase of Shares Upon Termination of Employment.  The following
          ---------------------------------------------------
repurchase provisions shall apply to any and all Shares;

          (a) Repurchase Rights.  If the Optionee for any reason whatsoever
              -----------------
(including without limitation death, disability, or voluntary or involuntary termination) ceases to be employed by the Company prior to the date specified in
Section 8(d) below for the expiration of these restrictions, then during the 90-day period following such termination the Company may elect, by written notice delivered to the Optionee, to repurchase all or any portion of the Shares, at a price per share equal to the fair market value of such Shares as of the close of business on the date of termination of the Optionee's employment. Such fair market value shall be determined by mutual agreement of the Company and the Optionee. Failing such agreement between the Optionee and the Company within 30 days of the date of the Company's notice electing to repurchase such Shares, the fair market value of such Shares shall be determined by three appraisers, one designated within five days after the termination of said 30-day period by the Optionee or his or her legal representatives (which appraiser shall not be the Optionee or his or her legal representative), one within said period of five days by the Company (which appraiser shall not be an officer, director or employee of the Company) and the third within five days after said appointment last occurring by the two appraisers so chosen. Successor appraisers, if any shall be required, shall be appointed, within a reasonable time, as nearly as may be in the manner provided as to the related original appointment. No appointment shall be deemed as having been accomplished unless such appraiser shall have accepted in writing his appointment as such within the time limited for his appointment. Notice of each appointment of an appraiser shall be given promptly to the other parties in interest. Any expenses relating to the appointment and service of an appraiser shall be paid by the party appointing such appraiser or, in the case of the appraiser appointed by the appraisers chosen by the Company and the Optionee, shall be paid by the Company. Said appraisers shall proceed promptly to determine the fair market value of said Share or Shares by agreement of any two of the appraisers, which shall be conclusive upon all parties in interest in such Shares. Promptly following such determination, the appraisers shall mail or deliver such notice of such determination to the Optionee and the Company.

          (b) Repurchase Procedure.  Upon notice from the Company of exercise of
              --------------------
its rights under this Section 8 and determination of the purchase price for the Shares so repurchased, the Optionee shall transfer the Shares or appropriate part thereof to the Company against payment by the Company of the purchase price therefor. If upon the expiration of the 90-day period following the Optionee's termination of employment the Company shall have failed to elect to repurchase all of the Shares, the repurchase rights with respect to the Shares not so elected to be repurchased imposed by this Section 8 shall terminate, and the Optionee or his or her legal representatives may thereafter transfer such Shares. The Optionee or his or her legal representatives may in no event transfer any Shares prior thereto, other than to the Company.

          (c) Failure of Optionee to Comply.  If the Optionee fails to comply
              -----------------------------
with any of the provisions of this Section 8, the Company, at its option and in addition to its other remedies, may suspend the rights of the Optionee to vote and to receive dividends on the Shares, or may refuse to register on its books any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 8 are complied with to the satisfaction of the Company.

          (d) Expiration.  The restriction contained in this Section 8 shall
              ----------
expire upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act (such expiration date shall be referred to herein as the "Expiration Date").

          (e) Safekeeping.  The Optionee acknowledges that the Company may, in
              -----------
its discretion, retain for safekeeping stock certificates representing all Shares purchased hereunder by the Optionee. The Optionee further acknowledges that the Company may, to insure that the Optionee complies with the restriction of this Section 8, continue to retain such stock certificates until the earlier of the Expiration Date or the date of expiration of these repurchase rights under Section 8(b) above. At the time of any exercise of this option, in whole or in part, the Optionee shall execute such further agreement as the Company may require to implement the foregoing.

     9.   Right of First Refusal.
          ----------------------

          (a) General.  The Optionee shall not sell, assign, pledge, or in any
              -------
manner transfer any of the Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements of the provisions of this Section 9.

          (b) Restrictions on Transfer.  If at any time or from time to time the
              ------------------------
Optionee intends to sell or transfer any Shares to a third party, the Optionee shall provide notice thereof to the Company prior to such transfer (which in the case of a sale shall include a bona fide purchase agreement with a viable purchaser). The Company shall have an option for 30 days following the date of receipt of the Optionee's notice to purchase such Shares on the terms upon which the Shares were to be purchased by or transferred to the third party by the Optionee. If the Company does not exercise its right of first refusal under this Section 9(b) with respect to such proposed sale or transfer within such 30-day period, the Optionee shall be free to sell or transfer such Shares to the third party identified in the Optionee's notice for a period of 45 days after the expiration of the 30-day period following the date of receipt of the Optionee's notice. Such sale or transfer must be on terms no more favorable to the recipient than those set forth in the Optionee's notice. In no event may Shares be sold or transferred to any then-current competitor of the Company.
Any transfer or sale of Shares by the Optionee will be conditional upon the recipient acknowledging in writing the option set forth in this Section 9(b) and the other restrictions to which the Shares are subject.

          (c) Failure of Optionee to Comply.  If the Optionee's notice in
              -----------------------------
respect of any Shares is not received by the Company as provided in Section 9(b) above, or if the Optionee fails to comply with the provisions of Section 9(b) above in respect of any such Shares in any other regard, the Company, at its option and in addition to its other remedies, may suspend the rights to vote or to receive dividends on said Shares, or may refuse to register on its books any transfer or change in ownership of said Shares or in the right to vote thereon, until the provisions of Section 9(b) are complied with to the satisfaction of the Company; and if the required Optionee's notice is not received by the Company after written demand by the Company, the Company may also independently proceed as though a proper Optionee's notice has been received at the expiration of ten days after mailing such demand, and, if the Company exercises its rights under Section 9(b) with respect to said Shares or any of them, the Shares specified shall be transferred accordingly.

          (d) Expiration.  The Company's right of first refusal contained in
              ----------
this Section 9 with respect to any sale or transfer of Shares shall expire upon the Expiration Date.

     10.  No Special Employment Rights.  Nothing contained in the Plan or this
          ----------------------------
option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this option may be exercised.

     11.  Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     12.  Adjustment Provisions.
          ---------------------

          (a) General.  In the event of a consolidation, merger or other
              -------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to this option: (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to the Optionee, provide that if unexercised, this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and
(iv) provide that all or any outstanding options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

          (b) Board Authority to Make Adjustments.  Any adjustments under this
              -----------------------------------
Section 12 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     13.  Withholding Taxes.  The Company's obligation to deliver shares upon
          -----------------
the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     14.  Investment Representations; Legends.
          -----------------------------------

          (a) Representations.  The Optionee represents, warrants and covenants
              ---------------
that:

          (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act or any rule or regulation under the Securities Act.

          (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

          (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

          (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and
     (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

          (v) The Optionee agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of 180 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 14.

          (b) Legends on Stock Certificates.  All stock certificates
              -----------------------------
representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

     "The shares of stock represented by this certificate are subject to certain restrictions on transfer and repurchase rights contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

To ensure compliance with the terms of this agreement, the Company may issue to its transfer agent appropriate stop transfer instructions with respect to the Shares.

     15.  Miscellaneous.
          -------------

          (a) The Board may amend, modify or terminate any outstanding option, including substituting therefor another option of the same or a different type, changing the date of exercise or realization, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee. The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

          (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


Date of Grant:                      SWITCHBOARD INCORPORATED

[DATE]
                                    By:
                                        ----------------------------------

                                    Title:
                                           -------------------------------

                                    Address:   115 Flanders Road
                                               Westboro, MA 01581

                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Stock Incentive Plan.

                                    OPTIONEE:
                                              --------------------------------



                                    Address:
                                              --------------------------------

                                              --------------------------------